Exhibit 10.1

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

November 24, 2014

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

DEUTSCHE BANK SECURITIES INC., and

CITIBANK GLOBAL MARKETS, INC.,

as Joint Lead Arrangers and Joint Bookrunners

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of November 24, 2014 (the “Fifth Amendment Effective Date”), is among ATLAS RESOURCE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to enter into this Fifth Amendment to amend the Credit Agreement in certain respects as set forth herein to be effective as of the Fifth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fifth Amendment” means that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of November 24, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” means November 24, 2014.

“New Parent” means the Person that is identified by the Borrower to the Administrative Agent as New Parent pursuant to Section 8.01(t); provided that such Person shall either be (a) the General Partner or (b) any other Person that is organized under the laws of the United States of America or any state thereof that Controls the Borrower and is acceptable to the Majority Lenders in their sole discretion. For purposes of this definition, “Control” shall be deemed to be used without giving effect to the second sentence of the definition thereof.

“Predecessor Parent” means Atlas Energy, L.P., a Delaware limited partnership, whose organizational identification number with the Delaware Secretary of State is 4078283.

“Separation Agreement” has the meaning given to such term in the Targa Merger Agreement, which agreement shall be substantially in the form attached as Exhibit 2.1 to the Form 10 filed by the General Partner with the SEC on November 5, 2014 (with schedules thereto being substantially in the form of the draft schedules attached to the version of the Separation Agreement attached as Annex A to the Targa Merger Agreement as of October 13, 2014), without giving effect to any amendments or other modifications thereto other than any amendments or other modifications that could not reasonably be expected to be materially adverse to the interests of the Lenders in their capacities as such.

“Targa Merger Agreement” means that certain Agreement and Plan of Merger dated as of October 13, 2014 among Targa Resources Corp., Trident GP Merger Sub LLC, Predecessor Parent and Atlas Energy GP, LLC, without giving effect to any subsequent amendments or other modifications thereto, other than any amendments or other modifications that could not reasonably be expected to be materially adverse to the interests of the Lenders in their capacities as such; provided, that, any amendment or modification thereto to replace or otherwise amend the form of Separation Agreement attached thereto so that it is substantially in the form of the Separation Agreement that is attached as Exhibit 2.1 to the Form 10 filed by the General Partner with the SEC on November 5, 2014 shall be deemed not to be materially adverse to the interests of the Lenders in their capacities as such.

“Targa Transactions” means (a) the contribution by Predecessor Parent of all of its assets, businesses and liabilities other than those related to its “Atlas Pipeline Partners” segment (and other than any other assets, business or liabilities not required to be contributed pursuant to the terms of the Separation Agreement) to New Parent (and/or one or more subsidiaries thereof other than the Borrower and its Subsidiaries) pursuant to the Separation Agreement, (b) following the transactions described in the foregoing clause (a), the pro rata distribution, pursuant to the Separation Agreement, of the common units of the New Parent (which represent one hundred percent (100%) of the limited liability company interest in the New Parent) to the holders of record of the common units of the Predecessor Parent immediately prior to giving effect to the Targa Transactions, and (c) following the transactions described in the foregoing clause (a), the acquisition of Predecessor Parent by Targa Resources Corp., whether consummated by merger of Predecessor Parent with Trident GP Merger Sub LLC (as a result of which 100% of the Equity Interests in Predecessor Parent will be directly or indirectly owned by Targa Resources Corp.), or otherwise consummated pursuant to the Targa Merger Agreement.

2.2 Restated Definitions. The definitions of “General Partner”, “Loan Documents” and “Parent” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“General Partner” means Atlas Energy Group, LLC, a Delaware limited liability company and successor-by-name-change to Atlas Resource Partners GP, LLC.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Parent” means (a) prior to the consummation of the Targa Transactions, Predecessor Parent, and (b) from and after the consummation of the Targa Transactions, New Parent.

2.3 Amendment to Definition. The definition of “Change of Control” contained in Section 1.02 of the Credit Agreement is hereby amended by amending and restating clause (e) thereof in its entirety to read in full as set forth below:

(e) except as permitted by clause (d) above and unless the Parent is the General Partner, the Parent, the Borrower, or one or more of each of their Affiliates, ceases to own at least 51% of the Equity Interests of the General Partner.

2.4 Amendment to Information Covenant. Section 8.01 of the Credit Agreement is hereby amended to add a new clause (t) to such Section immediately following clause (s) thereof, which shall read in its entirety as follows:

(t) Targa Transactions. Prompt written notice (and in any event within two Business Days) of the consummation of the Targa Transactions, which notice shall include (i) a certification of the Borrower that attached to such notice is a true, correct and complete copy of the final, executed Separation Agreement and all material agreements executed in connection therewith and (ii) a designation by the Borrower of which entity shall constitute the “New Parent” and “Parent” hereunder from and after the consummation of the Targa Transactions.

2.5 Amendment to Section 9.02(h). Clause (iii) of Section 9.02(h) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(iii) such Debt does not contain mandatory redemption events that require redemption of such Debt prior to 120 days after the Maturity Date (other than provisions requiring offers to repurchase in connection with asset sales or any change of control),

Section 3. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:

3.1 The Administrative Agent shall have received duly executed counterparts of this Fifth Amendment from the Loan Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including the amendment fee referred to in Section 3.3 below.

3.3 The Administrative Agent shall have received an amendment fee for the benefit of the Lenders executing this Fifth Amendment on or prior to the Fifth Amendment Effective Date in an amount for each such Lender equal to 5 basis points (0.05%) of the amount of such Lender’s Applicable Percentage of the Borrowing Base as of the Fifth Amendment Effective Date.

3.4 The conditions set forth in Section 6.02(a)(i) and (ii) of the Credit Agreement shall be satisfied.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fifth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this Fifth Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

4.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Energy Group, LLC, its general partner

		By:	/s/ Sean McGrath
		Name:	Sean McGrath
		Title:	Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:	/s/ Matthew W. Coleman
Matthew W. Coleman
Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CITIBANK, N.A., as a Lender and an Issuing Bank

By:	/s/ John Miller
Name:	John Miller
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
Name:	Kenneth Phelan
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	SVP

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	VP

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Kirk L. Tashijan
Name:	Kirk L. Tashijan
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:	/s/ Steven Taylor
Name:	Steven Taylor
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ William Reid
Name:	William Reid
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE HUNTINGTON BANK, as a Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WHITNEY BANK, as a Lender

By:	/s/ David E. Sigler
Name:	David E. Sigler
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Assistant Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ONEWEST BANK N.A., as a Lender

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.